                                                                    EXHIBIT 10.3

                          PLACEMENT AGENCY AGREEMENT


     THIS AGREEMENT ("Agreement"), made as of the 30th day of December 1999, by and between Saf T Lok Incorporated, a Florida corporation ("Company"), and J.P. Carey Securities, Inc., a Georgia corporation (the "Agent").

                                  WITNESSETH:

     WHEREAS, the Company proposes to issue and sell 6% Subordinated Convertible Debentures (the "Securities") resulting in gross proceeds to the Company of a maximum of $1,500,000 in an offering (the "Offering") not involving a public offering without registration under the Securities Act of 1933, as amended (the "Act"), pursuant to exemptions from the registration requirements of the Act under Regulation D promulgated under the Act ("Regulation D") and or Rule 4(2) under the Act as described below; and

     WHEREAS, the Agent has offered to assist the Company in placing the Securities on a "best efforts" basis with respect to the sale of Debentures and the Company desires to secure the services of the Agent on the terms and conditions hereinafter set forth;

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

     1.   Engagement of Agent. The Company hereby appoints the Agent as its non-
          -------------------
exclusive placement agent for the Offering, to sell on a "best efforts" basis up to a maximum of $1,500,000 of Securities (the "Maximum Securities") in one or more tranches. The parties hereto acknowledge that the Maximum Securities includes any shares to be sold through the efforts of Alexander, Wescott & Co., Inc., which the Company has separately engaged and will compensate in connection with the Offering. The Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Securities. This appointment shall be irrevocable for the period commencing on December 30, 1999, and ending thirty (30) days, which period maybe extended by the consent of the Company and the Agent (the "Offering Period").

     2.   Representations and Warranties of the Company. In order to induce the
          ---------------------------------------------
Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

     2.1  Offering Documents.  The Company and the Placement Agent have
          ------------------
prepared a Securities Purchase Agreement, certain exhibits thereto, Registration Rights Agreement, and the Debentures regarding the Securities, which documents have been or will be sent to proposed investors. Since January 1, 1997, the documents which have been filed by the Company with the U.S. Securities and Exchange Commission have been prepared in conformity with the requirements (to the extent applicable) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations ("Rules and Regulations") of the Commission promulgated thereunder. As used in this Agreement, the term "Offering Documents" refers to and means the SEC Documents, the Subscription Agreement and all amendments, exhibits and supplements thereto, together with any other documents which are approved for Agent's use by the Company for the purpose of this Offering.

     2.2  Provision of Offering Documents.  The Company shall deliver to
          -------------------------------
the Agent, without charge, as many copies of the Offering Documents as the Agent may reasonably require for the purposes contemplated by this Agreement. The Company authorizes the Agent, in connection with the Offering of the Securities, to use the Offering Documents as from time to time amended or supplemented in connection with the offering and sale of the Securities and in accordance with the applicable provisions of the Act and Regulation D. The Company consents to the Agent's distribution of the Offering Documents to prospective subscribers as a disclosure document about the Company, its business, prospects, financial condition and other matters and is legally permitted to do so.

     2.3  Accuracy of Offering Documents.  Taken together, the Offering
          ------------------------------
Documents, at the time of delivery to subscribers for the Securities, conformed in all material respects with the requirements, to the extent applicable, of the Act and the applicable Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. On the Closing Date (as hereinafter defined), the Offering Documents, taken together, will contain all material statements which are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed Offering, and all statements of material fact contained in the Offering Documents will be true and correct, and the Offering Documents will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided,
                                                                       --------
however, that the Company does not make any representations or warranties as to the information contained in or omitted from the Offering Documents in reliance upon written information furnished on behalf of the Agent specifically for use therein.

     2.4  Duty to Amend.  If during such period of time, as in the opinion of
          -------------
the Agent or its counsel, any Offering Documents relating to this Offering are required to be delivered under the Act, any event occurs, or any event known to the Company relating to or affecting the Company shall occur as a result of which the Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the date hereof to amend or supplement the Offering Documents to comply with the Act or the applicable Rules and Regulations, the Company shall forthwith notify the Agent thereof and shall prepare such further amendment or supplement to the Offering Documents as may be required and shall furnish and deliver to the Agent and to others, whose names and addresses are designated by the Agent, all at the cost of the Company, a reasonable number of copies of the amendment or supplement or of the amended or supplemented Offering Documents which, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the Offering Documents not misleading in the light of the circumstances when it is delivered to a purchaser or prospective purchaser, and which will comply in all respects with the requirements (to the extent applicable) of the Act and the applicable Rules and Regulations.

     2.5  Corporation Condition.  The Company's condition is as described
          ---------------------
in its Offering Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, present fairly the business and financial position of the Company as of the Closing Date.

     2.6  No Material Adverse Change. [LEFT INTENTIONALLY BLANK]
          --------------------------

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     2.7  No Defaults.  The execution and delivery of this Agreement, and
          -----------
the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company. The consent, approval, authorization or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the Blue Sky or securities laws of any state or jurisdiction.

     2.8  Incorporation and Standing.  The Company is, and at the Closing
          --------------------------
Date will be, duly formed and validly existing in good standing as a corporation under the laws of the State of Florida with full power and authority (corporate and other) to own its properties and conduct its business, present and proposed, as described in the Offering Documents; the Company, has full power and authority to enter into this Agreement; and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties.

     2.9  Legality of Outstanding Securities.  Prior to the Closing Date,
          ----------------------------------
the outstanding securities of the Company have been duly and validly authorized and issued, fully paid and nonassessable and conform in all material respects to the statements with regard thereto contained in the Offering Documents.

     2.10 Legality of Securities. The Securities, when sold and delivered, will
          ----------------------
constitute legal, valid and binding obligations of the Company, enforceable in accordance with the terms thereof, and shall be duly and validly issued and outstanding, fully paid and nonassessable. The Common Stock into which the Securities are convertible, upon conversion in accordance with the Company's Debentures shall be duly and validly issued and outstanding, fully paid and non-assessable.

     2.11 Litigation. Except as set forth in the Offering Documents, there is
          ----------
now, and at the Closing Date there will be, no action, suit or proceeding before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened, which might result in judgements against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) or business of the Company or which would materially adversely affect the properties or assets of the Company.

     2.12 Finders.  The Company does not know of any outstanding claims
          -------
for services in the nature of a finder's fee or origination fees with respect to the sale of the Securities hereunder for which the Agent may be responsible.

     2.13 Tax Returns.  The Company has filed all federal and state tax
          -----------
returns which are required to be filed, and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. All taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes.

     2.14 Authority.  The execution and delivery by the Company of this
          ---------
Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding and legally enforceable obligation of the Company subject to standard qualifications as to the availability of equitable remedies, the effect of bankruptcy and other laws relating to the protection of debtors and public policy opinions promulgated by the Commission with respect to indemnification against liabilities under the Act.

     2.15 Actions by the Company.  Except as contemplated hereby, the
          ----------------------
Company will not take any action which will impair the effectiveness of the transactions contemplated by this Agreement.

     3.   Issue, Sale and Delivery of the Securities.
          ------------------------------------------

     3.1  Deliveries of Securities.  Certificates in such form that, subject
          ------------------------
to applicable transfer restrictions imposed by applicable law, and as described in the Subscription Agreement, they can be negotiated by the purchasers thereof (issued in such denominations and in such names as the Agent may direct the Company to issue) for the Securities, and shares of Common Stock representing the Agent's compensation described in Section 3.4 below (the "Agent Shares"), shall be delivered by the Company to the Escrow Agent, with copies made available to the Agent for checking at least one (1) full business day prior to the Closing Date, it being understood that the directions from the Agent to the Company shall be given at least two (2) full business days prior to the Closing Date. The certificates for the Securities and the Warrants shall be delivered at the Closing and at each Subsequent Closing (as defined hereinafter).

     3.2  Escrow of Funds.  Pursuant to the Escrow Agreement, a copy of
          ---------------
which is attached hereto as Exhibit "A" (the "Escrow Agreement"), executed by the Company, the Agent and the escrow agent (the "Escrow Agent"), the subscribers shall place all funds for purchase of Securities for each Closing in an escrow account. The Company shall have the right to approve or reject the subscriptions of each subscriber, as described in the Subscription Agreement prior to each closing. At such time as subscribers subscribing for at least $200,000 of Securities (but not more than the Maximum Securities, unless otherwise agreed by the Company and Agent) have delivered to the Agent their signed subscription documents, those subscribers have been approved by the Company and all other Closing conditions have been met, Escrow Agent shall release the subscription funds to the Company and the Agent shall release the certificates representing the Securities to the subscribers (the "Initial Closing"). In the event that the Initial Closing shall be for an amount of Securities less than the Maximum Amount, the Offering may be continued, and additional Closings may be held ("each a "Subsequent Closing") throughout the Offering Period. In addition, the Agent shall have the right to act as agent for the sale of additional Debentures or Securities as set forth in Section 5 herein.

     3.3  Closing Date.  The Initial Closing and any Subsequent Closing
          ------------
shall take place at the offices of Sims Moss Kline & Davis LLP, 400 Northpark Town Center, Suite 310, 1000 Abernathy Road, NE, Atlanta, Georgia 30328 at such time and date ("Closing Date") as will be fixed either orally or in writing by notice to be given by the Agent to the Company after consultation with the Company, such Closing Date to be not less than one (1) full business day after the date on which such notice shall have been given and not less than one (1) and not more than three (3) full business days after the date on which the Escrow Agent shall have given written notice to the Company and the Agent that funds deposited with the Escrow Agent total at least the Minimum Proceeds. The Closing Date may be changed by mutual agreement of the Agent and the Company.

     3.4  Agent's Compensation.  The Company shall pay the Agent:
          --------------------

          (a) A commission of six percent (6.0%) of the gross subscription proceeds of the Initial Offering and any subsequent Offerings; and

          (b)  In addition to the fees and reimbursement of costs set forth in
     Section 3.5 of this Agreement, the Company shall issue to the Agent six shares of the Company's Common Stock for each $100.00 of gross subscription proceeds raised by the Agent in the Offering (the "Agent

     Shares"). The Agent shares shall have piggy-back registration rights. The Agent Shares shall be delivered by the Company to the Agent simultaneous with each Closing. However, the Agent shares to be delivered at the first Closing shall be delivered to the Agent no later than 15 days following the first Closing.

     3.5  Payment of Fees.  The Escrow Agent shall be instructed to pay the
          ---------------
Escrow Agent's fees and commissions pursuant to section 3.4 of this Agreement, directly to the Agent from the proceeds of the Closing and all Subsequent Closing, simultaneous with the transfer of proceeds to the Company.

     4.  Offering of the Securities on Behalf of the Company.
         ---------------------------------------------------

     4.1 In offering the Securities for sale, the Agent shall offer them solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth in the Offering Documents. The Agent shall commence making such offer as an agent for the Company as soon as possible following delivery of the Offering Documents.

     4.2 The Agent will not make offers to sell the Securities to, or solicit offers to subscribe for any Securities from, persons or entities that are not "accredited investors" as defined in Regulation D.

     4.3 The Agent shall make offers and sales of the securities only in such jurisdictions where it is permitted to do so in accordance with applicable law.

     5.   Right of First Refusal.  The Company hereby grants Agent rights
          ----------------------
of first refusal as follows:

    5.1 Beginning the date hereof and ending 90 days from the final Closing, the Company grants to the Agent a right of first refusal to act as the Company's exclusive placement agent for the sale of any debt or equity to be issued by the Company ("Financing Transaction"). The Agent shall have five (5) business days from the date of its receipt from the Company of a detailed and complete summary of any proposed Financing Transaction to exercise its right of first refusal to act as Agent upon the same terms and conditions on an all or nothing basis. In the event that the Company materially changes or deviates from any of the terms of the proposed Financing Transaction contained in such written notice, then such changes or deviation shall be deemed to constitute a new proposed Financing Transaction and the Company shall be required to submit a new written right of first refusal notice to Agent and Agent shall have five (5) business days from the date of such notice to exercise its right of first refusal as described herein.

     5.2 The Company agrees to maintain the confidentiality of the Agent's clients, except as required by applicable law. Such clients shall be those entities which invest in the Offering (the "Clients"). For a period of two years from the Closing (the "Exclusivity Period"), the Company will not solicit or enter into any financing transaction ("Transaction") with the clients without the written consent of Agent and payment to the Agent of like compensation as the compensation described herein.

     5.3 In the event that Company breaches Section 5.2 of this Agreement and engages in a Transaction with the Clients during the Exclusivity Period or breaches Section 5.1 of this Agreement, Agent shall be entitled to receive compensation in the same proportion to the financing done without Agent's participation as the compensation to Agent under this Agreement bears to the financing raised in this Offering.

     6(a) Covenants of the Company.  The Company covenants and agrees with
          ------------------------
the Agent that:

     6.1 As a condition precedent to the Initial Closing, the Company will deliver to the Agent a true and correct copy of the Articles of Incorporation of the Company, and all amendments and certificates of designation of preferences of preferred stock, including without limitation the certificate of designation of preferences regarding the Securities, if applicable, certified by the Secretary of State of Delaware.

     6.2 Prior to the Closing Date, the Company will cooperate with the Agent in such investigation as it may make or cause to be made of all of the properties, business and operations of the Company in connection with the Offering of the Securities. The Company will make available to it in connection therewith such information in its possession as the Agent may reasonably request and will make available to the Agent such persons as the Agent shall deem reasonably necessary and appropriate in order to verify or substantiate any such information so supplied, subject to the limitations arising pursuant to the federal securities laws.

     7.   Indemnification.
          ---------------

     7.1 The Company agrees to indemnify and hold harmless the Agent, each person who controls the Agent within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended, and the Agent's employees, accountants, attorneys and agents (the "Agent's Indemnitees") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law for any legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon any untrue statement of material fact contained in the Offering Documents or any amendment or supplement thereto or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of the Offering Documents or of such amendment as the case may be; provided, however, that the indemnity agreement contained in this Section
    --------
7.1 shall not apply to amounts paid in settlement of any such litigation, if such settlements are made without the consent of the Company, nor shall it apply to the Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent specifically for use in connection with the preparation of the Offering Documents or any such amendment or supplement thereto. This indemnity agreement is in addition to any other liability which the Company may otherwise have to the Agent's Indemnitees. The Agent's Indemnitees agree, within a reasonable time after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 7.1, to notify the Company in writing of the commencement of such action, and if the Agent's Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify the Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to the Agent's Indemnitees, at their request, copies of all pleadings therein and to permit the Agent's Indemnities to be observers therein and apprise the Agent's Indemnitees of all developments therein, all at the Company's expense.

     7.2 The Agent agrees, in the same manner and to the same extent as set forth in Section 7.1 above, to indemnify and hold harmless the Company, and the Company's employees, accountants, attorneys and agents (the "Company's Indemnitees") with respect to (i) any statement in or omission from the Offering Documents or any amendment or supplement thereto or any application or any information furnished pursuant to
Section 3.4 hereof, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent or on its behalf specifically for use in connection with the preparation thereof or supplement thereto, or (ii) any untrue statement of a material fact made by the Agent or its agents not based on statements in the Offering Documents or authorized in writing by the Company, or with respect to any misleading statement made by the Agent or its agents resulting from the omission of material facts which misleading statement is not based upon the Offering Documents, or information furnished in writing by the Company or, (iii) any breach of any representation, warranty or covenant made by the Agent in this Agreement. The Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of the commencement of any action in respect of which indemnity may be sought from the Agent, the Company's Indemnitees shall have the same obligation to give notice as set forth in
Section 7.1 above, subject to the same loss of indemnity in the event such notice is not given, and the Agent shall have the same right to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably satisfactory to the Company. The Agent agrees to notify the Company's Indemnitees and, at their request, to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise them of all the developments therein, all at the Agent's expense.

     7.3 If for any reason the indemnity provided for in Section 7.1 or 7.2 is unavailable to an Indemnified Person or insufficient to hold an Indemnified Person harmless, then the Indemnifying Party, to the fullest extent permitted by law, shall contribute to the amount paid or payable by such Indemnified Person as a result of such claims, liabilities, losses, damages or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company on one hand and by the Agent on the other, from the transaction or proposed transaction under this Agreement or if allocation on that basis is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Agent on the other, but also the relative fault of the Company and the Agent, as well as any relevant equitable considerations. It is hereby further agreed that the relative benefits to the Company on the one hand and the Agent on the other with respect to any transaction contemplated by this Agreement shall be deemed to be paid in the same proportion as (i) the total value of the transaction bears to (ii) the fees paid to the Agent with respect to the transaction. The relative fault of the Company on the one hand and the Agent on the other with respect to the transaction shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agent and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity, contribution and expense reimbursement obligations set forth herein (i) shall be in addition to any liability an Indemnifying Party may have to any Indemnified Person at common law of otherwise, (ii) shall survive the termination of this Agreement, (iii) shall apply to any modification of this Agreement and shall remain in full force and effect following the completion or termination of the Agreement, (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Agent or any other Indemnified Person, and (v) shall be binding on any successor or assign of the Company or the Agent and the respective successors or assigns to all or substantially all of the Company's or the Agent's business and assets.

     8.   Effectiveness of Agreement.  This Agreement shall become effective at
          --------------------------
9:00 A.M., Atlanta, Georgia time, on the date hereof.

     9.   Conditions of the Agent's Obligations.  The Agent's obligations to act
          -------------------------------------
as agent of the Company hereunder and to find purchasers for the Securities shall be subject to the accuracy, as of the

Closing Date, of the representations and warranties on the part of the Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

     9.1 Counsel to the Agent shall not have objected in writing or shall not have failed to give his consent to the Offering Documents (which objection or failure to give consent shall not have been done unreasonably).

     9.2 The Agent shall not have disclosed to the Company that the Offering Documents, or any amendment thereof or supplement thereto, contains an untrue statement of fact, which, in the opinion of counsel to the Agent, is material, or omits to state a fact, which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the circumstances in which they were made, not misleading.

     9.3 Between the date hereof and the Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause of such character as would materially adversely affect its business or property considered as an entire entity, whether or not such loss is covered by insurance.

     9.4 Between the date hereof and the Closing Date, there shall be no material litigation instituted or threatened against the Company, and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, license, permits, operations or financial condition or income of the Company considered as an entity.

     9.5 Except as contemplated herein or as set forth in the Offering Documents, during the period subsequent to the most recent financial statements contained in the Offering Documents, if any, and prior to the Closing Date, the Company (i) shall have conducted its business in the usual and ordinary manner as the same is being conducted as of the date hereof and (ii) except in the ordinary course of business, the Company shall not have incurred any material liabilities or obligations (direct or contingent) or disposed of any assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the Closing Date, and except as otherwise contemplated hereby, the equity account of the Company shall be substantially the same as reflected in the most recent balance sheet contained in the Offering Documents without considering the proceeds from the sale of the Securities other than as may be set forth in the Offering Documents.

     9.6 The authorization of the Securities by the Company and all proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to counsel to the Agent, who shall have furnished the Agent on the Closing Date with such favorable opinion with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement as the Agent may reasonably require, and the Company shall have furnished such counsel such documents as he may have requested to enable him to pass upon the matters referred to in this subparagraph.

     9.7 The Company shall have furnished to the Agent the opinion, dated the Closing Date, addressed to the Agent, from counsel to the Company, as required by the Securities Purchase Agreement.

     9.8 The Company shall have furnished to the Agent a certificate of the Chief Executive Officer or the Chief Financial Officer of the Company, dated as of the Closing Date, in the form attached hereto.

     10.  Termination.
          -----------

     10.1 This Agreement may be terminated by the Agent by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Agent in writing.

     10.2 This Agreement may be terminated by the Company by notice to the Agent in the event that the Agent shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Agent to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing.

     10.3 This Agreement may be terminated by the Agent by notice to the Company at any time, if, in the reasonable, good faith judgment of the Agent, payment for and delivery of the Securities is rendered impracticable or inadvisable because: (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally; (ii) a war or other national calamity shall have occurred; or (iii) the condition of the market (either generally or with reference to the sale of the Securities to be offered hereby other than the delisting of the Company's shares on the Nasdaq SmallCap Market) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable, in the judgment of the Agent, to proceed with this Agreement or with the Offering.

     10.4 Any termination of this Agreement pursuant to this Section shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 3.5; and the Company and the Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 7.1 in the case of the Company and
Section 7.2 in the case of the Agent.

     11.  Agent's Representations, Warranties and Covenants.  The Agent
          -------------------------------------------------
represents and warrants to and agrees with the Company that:

     11.1 Agent is a corporation duly incorporated and existing under the laws of the state of Georgia. Agent is registered with the Securities Exchange Commission and the NASD and is authorized to receive the compensation from the Company provided hereunder.

     11.2 All corporate actions by Agent required for the execution, delivery and performance of this Agreement have been taken. The execution and delivery of this Agreement by the Agent, the observance and performance thereof, and the consummation of the transactions contemplated herein or in the Memorandum do not and will not constitute a material breach of, or a material default under, any instrument or agreement by which the Agent is bound, and does not and will not, to the best of the Agent's knowledge, contravene any existing law, decree or order applicable to it. This Agreement constitutes a valid and binding agreement of Agent, enforceable in accordance with its terms.

     11.3 Agent understands that the Company is relying upon Agent's representations and warranties in connection with the Offering and the sale of the Securities contemplated by this Agreement.

     11.4 Agent's representations and warranties under this Section shall be true and correct as of each Closing, and shall survive each Closing for a period of six months.

     11.5 No Short Sales of the Common Stock.  The Agent shall not directly or
          ----------------------------------
indirectly engage in any short sales or third party short sales of the Company's Common Stock or hold a "put equivalent position" with respect to the Common Stock (as defined in Rule 16a-1 under the 1934 Act). Notwithstanding anything contained to the contrary in this section, in the event that the Company enters into a private placement transaction (other than in connection with employee benefit plans, employee or consultant compensation, or in connection with mergers and acquisitions) which permits the investors rights to engage in short sales of Common Stock, the restrictions contained in this section shall be automatically modified to permit the Agent to engage in short sales of Common Stock substantially to the extent permitted by the Company with respect to such private placement investors.

     12.  Notices.  Except as otherwise expressly provided in this Agreement:
          -------

     12.1 Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

     If to Company:      1101 Northpoint Parkway
                         West Palm Beach, Florida 33407
                         Telephone:  (561) 478-5625
                         Facsimile:  (561) 688-8784

     With a copy to:     Atlas Pearlman Trop & Borkson, P.A.
                         350 E. Las Olas Blvd.
                         Ft. Lauderdale, FL  33301
                         Attn: Steven Weinberger, Esq.
                         Telephone:  (954) 763-1200
                         Facsimile:  (954) 766-7800

     12.2 Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

     If to the Agent:    J.P. Carey Securities, Inc.
                         Atlanta Financial Center, East Tower
                         3343 Peachtree Road, Suite 500
                         Atlanta, Georgia 30326
                         Telephone:  (404) 816-5339
                         Facsimile:  (404) 816-6268

     with a copy to:     Raymond L. Moss, Esq.
                         Sims Moss Kline & Davis LLP
                         400 Northpark Town Center, Suite 310
                         1000 Abernathy Road, N.E.
                         Atlanta, Georgia 30328
                         Telephone:  (770) 481-7201
                         Facsimile:  (770) 481-7210

     12.3 Any notice instructing the Escrow Agent to distribute monies or Securities held in Escrow must be signed by authorized agents of both the Company and the Agent in order to be valid.

     13.  Miscellaneous.
          -------------

     13.1 Benefit.  This Agreement is made solely for the benefit of the Agent
          -------
and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

     13.2 Survival.  The respective indemnities, agreements, representations,
          --------
warranties, covenants and other statements of the Company and the Agent, or the officers, directors or controlling persons of the Company and the Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Agent contained in Section 7 hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Agent or any such officer, director or controlling person of the Company or of the Agent; (ii) delivery of or payment for the Securities; or (iii) the Closing Date, and any successor of the Company or the Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

     13.3 Governing Law.  The validity, interpretation and construction of this
          -------------
Agreement and of each party hereof will be governed by the Laws of the State of Georgia. This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any action asserted pursuant to this Paragraph.

     13.4 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

     13.5 Confidential Information.  All confidential financial or business
          ------------------------
information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

     13.6 Public Announcements.  Except as required by law, prior to the Closing
          --------------------
Date, neither party hereto will issue any public announcement concerning the within transactions without the approval of the other party.

     13.7 Finders.  The parties acknowledge that no person has acted as a finder
          -------
in connection with the transactions contemplated herein and each will agree to indemnify the other with respect to any other claim for a finder's fee in connection with the offering. However, the Company represents that it has separately engaged, at its own cost and expense, Alexander, Wescott & Co., Inc. on an non-exclusive basis in connection with the Offering and agrees to indemnify and hold Agent harmless for any commissions, fees or other expenses due or payable by the Company to Alexander, Wescott & Co., Inc..

     13.8 Recitals.  The recitals to this Agreement are a material part hereof,
          --------
and each recital is incorporated into this Agreement by reference and made a part of this Agreement.

     13.9 Entire Agreement; Merger; Amendments. This Agreement and the
          ------------------------------------
agreements referred to herein constitute the entire agreement of the parties hereto with respect to the subject matter and supersedes all other prior oral or written agreements between the parties. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties hereto.



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                                       12

     IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

                              "THE COMPANY"
                              SAF T LOK INCORPORATED



                              By: /s/ Franklin W. Brooks
                              ------------------------------
                              Name: Franklin W. Brooks
                                    ------------------------
                              Title: President and CEO
                                     -----------------------


                              "THE AGENT"
                              J.P. CAREY SECURITIES, INC.


                              By: /s/ James P. Canouse
                                  --------------------------
                              Name:   James P. Canouse
                                    ------------------------
                              Title:

                                       13